                     LETTER TO SHAREHOLDERS


Dear Shareholder:

During the past six months, from April 1, 2001 through September 30, 2001, the Fund's net assets grew to $57,783,697, and the number of shareholders was 3,044. The Fund is registered in all 50 states and the District of Columbia. Our broker-dealer network now totals 197 broker dealers and 7 trust entities.

We invite you to visit us online at our website www.keeleyfunds.com. The site also has a link to the Morningstar website for your convenience.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
For the six month period ended September 30, 2001, the Fund's total return was -3.61% versus a return of -9.47% for the Russell 2000 Index and -9.68% for the S&P 500 Index. For the quarter ended September 30, 2001, the Fund's total return was -11.34% versus a return of -20.79% for the Russell 2000 Index and - 14.68% for the S&P 500 Index. For the one year ended September 30, 2001, the Fund's total return was +5.25% versus a return of -21.21% for the Russell 2000 Index and -26.62% for the S&P 500 Index. For the five years ended September 30, 2001, the Fund's average annual return was +12.93% versus +4.54% for the Russell 2000 Index and +10.23% for the S&P 500 Index. Since inception, the Fund's average annual return was +13.08% versus +7.54% for the Russell 2000 Index and +12.87% for the S&P 500 Index.

At the end of the third quarter, order was beginning to be restored to the U.S. equity markets in the wake of the September 11th terrorist attacks.

Prior to these attacks, the outlook for corporate profits' had been lackluster, but a combination of an aggressive policy of easing by the Federal Reserve coupled with relatively high consumer confidence and spending had kept GDP modestly positive. Now, however, these attacks have clearly had an immediate negative effect on consumer confidence and spending in the form of decreased airline travel, vacation and retail spending. In addition, there is a concern of additional terrorist activities and a lack of visibility of corporate earnings. These factors will likely push GDP into a decline for the third quarter and into the fourth quarter.

The stock market is a leading indicator, typically forecasting economic activity six to nine months in advance. Accordingly, in spite of the temporary suspension of economic activity, we believe a recovery could be in store for the stock market by late in the fourth quarter followed by an economic recovery next year. This rebound could be facilitated by the following:

  . Military Actions: As the United States builds a formidable multi-country coalition in the war on terrorism it should serve as a morale builder and therefore a consumer confidence builder.

  . Federal Reserve Actions: After the attacks, the Fed responded by lowering rates by 50 basis points and flooding the money supply with $80 billion in liquidity. Through the end of the third quarter September 30, 2001, the Fed had lowered rates on nine occasions totaling 350 basis points and rates were lowered by an additional 50 basis points in early October. More easing is expected in the fourth quarter.

  . Government Actions: A $40+ billion dollar emergency federal spending package has been approved that should act as a stimulus to the economy. In addition, some $70+ billion in fiscal policy stimulus is expected to be approved in the weeks ahead. This spending package signals a return to bipartisanship in Washington, D.C., and, coupled with lower interest rates and a reduction in taxes from earlier this year, should bolster consumer confidence and spending.

  . Corporate Actions: Corporations have been quick to cut costs as a result of the disruption in consumer spending. In addition, many companies are taking advantage of the relaxed rules that the SEC has implemented for corporate buy-backs of stock. The new Financial Accounting Standards Board
    (FASB) elimination of goodwill amortization is expected to increase reported earnings and stimulate take over activity. The IRS also formalized regulations which should spur mergers and acquisitions among recent corporate spin-offs. During 2001, the Fund had four companies taken over including Earthgrains Inc. by Sara Lee Corp. and Chieftain Development by Hunt Oil.

Prior to the attacks, the stock market had been oversold versus bonds, as the divergence in returns from stocks to bonds had hit a record for the last 35 years. The recent sharp sell-off in the equity markets make this divergence even more acute, suggesting an opportunity in equities as this stock/bond relationship becomes more normalized.

Finally, as we enter our eighth year of operation, we are optimistic about our value style of investing, specifically, because last year "value", as a style of investing, came back into favor. Based on past cycles, value stocks should continue to outperform for an extended period of time. We believe positive opportunities continue to be offered by companies undergoing restructuring, which are characterized by sound fundamentals and motivated managements.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, companies emerging from bankruptcy and insurance and savings & loan conversions, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely,

[logo signature appears here]
John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
---------------------------------------
For the six month period ended September 30, 2001, the Fund's total return was -7.96% versus a return of -9.47% for the Russell 2000 Index and -9.68% for the S&P 500 Index. For the quarter ended September 30, 2001, the Fund's total return was -15.33% versus a return of -20.79% for the Russell 2000 Index and - 14.68% for the S&P 500 Index. For the one year ended September 30, 2001, the Fund's total return was +0.50% versus a return of -21.21% for the Russell 2000 Index and -26.62% for the S&P 500 Index. For the five years ended September 30, 2001, the Fund's average annual return was +11.90% versus +4.54% for the Russell 2000 Index and +10.23% for the S&P 500 Index. Since inception, the Fund's average annual return was +12.43% versus +7.54% for the Russell 2000 Index and +12.87% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

               KSCVF             S&P 500 Index            Russell 2000 Index
             --------            -------------            ------------------
10/01/93         9551               10,000                       10,000
SEP 1994      9799.43              10368.6                     10267.48
SEP 1995     11957.98             13452.66                     12666.45
SEP 1996      13898.5             16187.93                     14329.94
SEP 1997     21335.98             22735.56                     19085.72
SEP 1998        19097                24792                        15456
SEP 1999        22173                31686                        18404
SEP 2000        24254                35895                        22709
                        Average annual total returns***
                      for periods ended September 30, 2001

                                                     Since
                                                  Commencement
                                                       of
                                  12 mos   5 Yrs   Operations
                                   ended   ended   10/1/93 to
                                  9/30/01 9/30/01   9/30/01
                                  ------- ------- ------------
     KSCVF                         +5.25% +12.93%   +13.08%
     KSCVF (includes
      max 4 1/2% front-end load)   +0.50% +11.90%   +12.43%
     S&P 500 Index                -26.62% +10.23%   +12.87%
     Russell 2000 Index           -21.21%  +4.54%    +7.54%

*   Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All indexes are unmanaged and returns include reinvested dividends.
*** PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2001

ASSETS:
Investments at value (cost $50,335,588)            $58,638,721

Cash                                                        99

Receivable for shares issued                            86,578

Dividends and interest receivable                       23,261

Prepaid expenses                                        13,553
                                                   -----------
Total Assets                                        58,762,212
                                                   -----------

LIABILITIES:

Payable to Adviser                                      50,017

Payable for shares redeemed                            843,806

Other accrued expenses                                  84,692
                                                   -----------

Total Liabilities                                      978,515
                                                   -----------

NET ASSETS                                         $57,783,697
                                                   ===========
NET ASSETS CONSIST OF:

Capital stock                                      $46,614,727

Accumulated net realized gain on investments         2,865,837

Net unrealized appreciation on investments           8,303,133
                                                   -----------

NET ASSETS                                         $57,783,697
                                                   ===========

CAPITAL STOCK, $0.01 par value

Authorized                                          10,000,000

Issued and outstanding                               2,576,471

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE     $     22.43
                                                   ===========

MAXIMUM OFFERING PRICE PER SHARE ($22.43 / 0.955)  $     23.49
                                                   ===========

                       KEELEY Small Cap Value Fund, Inc.
                            STATEMENT OF OPERATIONS
                     For The Year Ended September 30, 2001

INVESTMENT INCOME:
Dividend income (net of $2,370 of non-reclaimable foreign
 withholding taxes)                                        $  406,129

Interest income                                               112,611
                                                           ----------

Total Investment Income                                       518,740
                                                           ----------

EXPENSES:

Investment advisory fees                                      576,947

12b-1 fees                                                    144,237

Transfer agent fees and expenses                               96,073

Administration fees                                            78,847

Professional fees                                              45,844

Fund accounting fees                                           34,016

Custody fees                                                   21,443

Federal and state registration fees                            20,302

Directors' fees                                                12,001

Reports to shareholders                                         7,735

Other                                                           2,427
                                                           ----------

Total Expenses                                              1,039,872
                                                           ----------

NET INVESTMENT LOSS                                          (521,132)
                                                           ----------

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments                            3,303,882

Change in net unrealized appreciation on investments         (815,671)
                                                           ----------

Net gain on investments                                     2,488,211
                                                           ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $1,967,079
                                                           ==========

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                               September 30, 2001

  Number
 of Shares                                               Value
 ---------                                            -----------
           COMMON STOCKS                       89.13%
           Aerospace/Defense                    1.68%
    46,500 GenCorp, Inc.                              $   527,310
    16,500 Moog, Inc., Class B                            445,500
                                                      -----------
                                                          972,810
                                                      -----------
           Building Materials                   0.77%
    20,500 Nortek, Inc.                                   441,775
                                                      -----------
           Business Service                     1.40%
    31,000 R.H. Donnelley Corp.                           809,720
                                                      -----------
           Chemicals                            0.84%
    21,500 Arch Chemicals, Inc.                           488,050
                                                      -----------
           Coal                                 0.52%
    20,500 Massey Energy Co.                              300,325
                                                      -----------
           Communications and Media             2.80%
    33,500 The Ackerley Group, Inc.*                      358,450
    31,000 Gray Communications Systems, Inc.              471,200
    10,000 Media General, Inc., Class A                   433,600
    49,500 Paxson Communications Corp.*                   356,400
                                                      -----------
                                                        1,619,650
                                                      -----------
           Computer Services                    1.38%
    31,000 Ceridian Corp.*                                449,500
   120,000 Tyler Technologies, Inc.                       348,000
                                                      -----------
                                                          797,500
                                                      -----------
           Consumer Products                    0.86%
    62,000 Water Pik Technologies, Inc.*                  496,000
                                                      -----------
           Commercial Services                  4.37%
    63,500 Avalon Holdings Corp., Class A*                149,860
    43,500 Cendant Corp.*                                 556,800
    28,000 Central Parking Corp.                          391,720
    13,000 Chemed Corp.                                   374,400
    26,500 Equifax, Inc.                                  580,350
    36,000 Interactive Data Corp.*                        471,600
                                                      -----------
                                                        2,524,730
                                                      -----------
           Data Processing/Management           2.04%
    18,000 Certegy, Inc.*                                 467,280
    25,500 Dun & Bradstreet Corp.*                        714,000
                                                      -----------
                                                        1,181,280
                                                      -----------

  Number
 of Shares                                                          Value
 ---------                                                       -----------
           Diversified Manufacturing                       4.00%
    55,000 Griffon Corp.*                                        $   671,000
    15,000 ITT Industries, Inc.                                      672,000
    13,000 Tyco International Ltd.                                   591,500
    42,000 Walter Industries, Inc.                                   375,900
                                                                 -----------
                                                                   2,310,400
                                                                 -----------
           Engineering and Construction                    3.19%
    38,000 Chicago Bridge & Iron Co. N.V.                            758,100
    21,600 EMCOR Group, Inc.*                                        689,040
    48,000 McDermott International, Inc.*                            396,000
                                                                 -----------
                                                                   1,843,140
                                                                 -----------
           Entertainment and Leisure                       1.40%
    17,000 Gaylord Entertainment Co.*                                341,700
    13,500 Viacom, Inc., Class B*                                    465,750
                                                                 -----------
                                                                     807,450
                                                                 -----------

           Finance Company                                 7.50%
    31,000 Berkshire Hills Bancorp, Inc.                             565,440
    36,000 Boston Private Financial Holdings, Inc.                   702,360
    38,500 Brookline Bancorp, Inc.                                   577,500
    44,000 CFS Bancorp, Inc.                                         654,280
    34,000 Chesterfield Financial Corp.*                             509,660
    35,000 Harbor Florida Bancshares, Inc.                           625,450
    35,000 Hudson River Bancorp, Inc.                                700,350
                                                                 -----------
                                                                   4,335,040
                                                                 -----------

           Financial Services                              8.89%
    25,500 Ag Services of America, Inc.*                             295,800
    21,000 BKF Capital Group, Inc.                                   567,000
    18,000 BlackRock, Inc.*                                          795,960
    41,000 Federal Agricultural Mortgage Corp., Class C*           1,368,580
    14,500 Investment Technology Group, Inc.                         804,605
    21,000 Jefferies Group, Inc.                                     693,000
    23,500 Waddell & Reed Financial, Inc.                            611,000
                                                                 -----------
                                                                   5,135,945
                                                                 -----------

           Food, Beverage and Tobacco                      4.55%
    23,000 Flowers Foods, Inc.*                                      833,750
    25,000 Interstate Bakeries Corp.                                 637,500
    36,000 Ralcorp Holdings, Inc.*                                   700,560
    27,000 Tasty Baking Co.                                          456,300
                                                                 -----------
                                                                   2,628,110
                                                                 -----------

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                            SCHEDULE OF INVESTMENTS
                               September 30, 2001

  Number
 of Shares                                                  Value
 ---------                                               -----------
           Forestry                                0.88%
    20,000 Deltic Timber Corp.                           $   506,000
                                                         -----------

           Furniture/Home Appliances               0.94%
    28,000 Furniture Brands International, Inc.*             545,440
                                                         -----------

           Healthcare Products                     1.00%
    31,000 Sybron Dental Specialties, Inc.*                  576,600
                                                         -----------

           Housing                                 3.72%
    25,000 KB Home                                           710,250
    23,000 Lennar Corp.                                      828,920
    22,000 MDC Holdings, Inc.                                609,840
                                                         -----------
                                                           2,149,010
                                                         -----------

           Insurance                               9.36%
    23,500 American Physicians Capital, Inc.*                488,095
    39,000 CNA Surety Corp.                                  528,450
    19,000 John Hancock Financial Services, Inc.             759,050
    13,500 The MONY Group, Inc.                              447,120
    60,000 Mutual Risk Management Ltd.                       456,000
    27,000 Old Republic International Corp.                  707,670
    28,000 The Phoenix Companies, Inc.*                      404,600
    12,000 PICO Holdings, Inc.*                              132,000
    18,000 StanCorp Financial Group, Inc.                    871,200
    16,000 Unitrin, Inc.                                     611,520
                                                         -----------
                                                           5,405,705
                                                         -----------

           Lodging                                 1.00%
    35,000 Choice Hotels International, Inc.*                577,500
                                                         -----------

           Manufacturing                           6.65%
    44,000 CIRCOR International, Inc.                        660,000
    31,000 Flowserve Corp.*                                  612,250
    31,000 Joy Global, Inc.*                                 460,350
    20,000 Manitowoc Company, Inc.                           484,800
    20,000 Thomas Industries, Inc.                           431,000
    25,500 The Timken Co.                                    349,350
    37,000 Wabtec Corp.                                      403,300
    33,500 Watts Industries, Inc.                            438,850
                                                         -----------
                                                           3,839,900
                                                         -----------

           Oil and Gas--Equipment & Services       2.55%
    73,500 Key Energy Services, Inc.*                        467,460
    74,500 Willbros Group, Inc.*                           1,007,240
                                                         -----------
                                                           1,474,700
                                                         -----------

           Oil and Gas--Exploration & Production   6.67%
    71,630 Comstock Resources, Inc.*                         425,482
    20,500 Evergreen Resources, Inc.*                        695,975
    84,000 Magnum Hunter Resources, Inc.*                    797,160
    27,000 Ocean Energy, Inc.                                440,100
    40,000 Pure Resources, Inc.*                             638,000
    13,000 Spinnaker Exploration Co.*                        459,940
    25,000 Vintage Petroleum, Inc.                           396,250
                                                         -----------
                                                           3,852,907
                                                         -----------

   Number
 of Shares                                                     Value
 ---------                                                  -----------
            Printing and Publishing                   3.55%
     45,500 Bowne & Co., Inc.                               $   461,825
     31,130 Journal Register Co.*                               513,645
     17,000 Meredith Corp.                                      546,210
     12,000 Pulitzer, Inc.                                      531,360
                                                            -----------
                                                              2,053,040
                                                            -----------

            Real Estate--Operation & Development      2.06%
     29,600 Catellus Development Corp.*                         517,408
     26,000 The St. Joe Co.                                     672,100
                                                            -----------
                                                              1,189,508
                                                            -----------

            Retail--Restaurants                       0.45%
     64,000 ICH Corp.*                                          259,200
                                                            -----------

            Semiconductors                            0.75%
     46,000 Axcelis Technologies, Inc.*                         434,700
                                                            -----------

            Software                                  0.82%
     11,300 Barra, Inc.*                                        474,826
                                                            -----------

            Telecommunications Services               0.99%
     61,000 Citizens Communications Co.                         573,400
                                                            -----------

            Transportation--Railroad                  1.55%
     54,000 Kansas City Southern Industries, Inc.               648,000
     38,000 Providence and Worcester Railroad Co.               249,660
                                                            -----------
                                                                897,660
                                                            -----------

            Total Common Stocks                              51,502,021
                                                            -----------
            (cost $43,198,888)

 Principal
   Amount
 ---------
            SHORT-TERM INVESTMENTS                   12.35%
 $2,410,700 American Family Demand Note, 2.3156%            $ 2,410,700
  4,726,000 Firstar Bank Demand Note, 2.4163%                 4,726,000
                                                            -----------

            Total Short-Term Investments                      7,136,700
                                                            -----------
            (cost $7,136,700)

            Total Investments                       101.48%
            (cost $50,335,588)                               58,638,721
            Liabilities less Other Assets           (1.48)%    (855,024)
                                                            -----------

            NET ASSETS                              100.00% $57,783,697
                                                            ===========

                             *Non-income producing

                      Percentages are based on net assets.
                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                              Year Ended         Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
OPERATIONS:
Net investment loss                          $  (521,132)       $  (336,168)
Net realized gain on investments               3,303,882          2,071,002
Change in net unrealized appreciation on
 investments                                    (815,671)         2,945,294
                                             -----------        -----------
Net increase in net assets resulting
 from operations                               1,967,079          4,680,128
                                             -----------        -----------

DISTRIBUTIONS:
Net realized gains                            (1,211,175)        (2,275,000)
                                             -----------        -----------

CAPITAL STOCK TRANSACTIONS:
Proceeds from 688,358 and 799,978 shares
 issued, respectively                         16,793,970         16,196,247
Proceeds from 54,130 and 110,563 shares
 of distributions reinvested,
 respectively                                  1,155,129          2,179,145
Cost of 620,913 and 979,421 shares
 redeemed, respectively                      (14,490,840)       (19,833,081)
                                             -----------        -----------
Net increase (decrease) from capital
 stock transactions                            3,458,259         (1,457,689)
                                             -----------        -----------

TOTAL INCREASE IN NET ASSETS                   4,214,163            947,439
NET ASSETS:
Beginning of year                             53,569,534         52,622,095
                                             -----------        -----------
End of year                                  $57,783,697        $53,569,534
                                             ===========        ===========




                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                              FINANCIAL HIGHLIGHTS

                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         September 30, September 30, September 30, September 30, September 30,
                             2001          2000          1999          1998          1997
                         ------------- ------------- ------------- ------------- -------------
PER SHARE DATA (1)
Net asset value,
 beginning of year          $ 21.82       $ 20.85       $ 18.31       $ 21.48       $ 14.52

Income from investment
 operations:

Net investment loss           (0.20)        (0.14)        (0.18)        (0.16)        (0.25)
Net realized and
 unrealized gains
 (losses) on
 investments                   1.32          2.00          3.10         (2.00)         7.77
                            -------       -------       -------       -------       -------

Total from investment
 operations                    1.12          1.86          2.92         (2.16)         7.52
                            -------       -------       -------       -------       -------

Less distributions:
Net realized gains            (0.51)        (0.89)        (0.38)        (1.01)        (0.56)
                            -------       -------       -------       -------       -------
Net asset value, end of
 year                       $ 22.43       $ 21.82       $ 20.85       $ 18.31       $ 21.48
                            =======       =======       =======       =======       =======


Total return (2)               5.25%         9.39%        16.11%       (10.50)%       53.51%

Supplemental data and
 ratios:
Net assets, end of year
 (in 000's)                 $57,784       $53,570       $52,622       $39,747       $20,824
Ratio of expenses to
 average net assets            1.80%         1.86%         1.98%         2.02%         2.45%
Ratio of net investment
 loss to average net
 assets                       (0.90)%       (0.64)%       (0.92)%       (1.17)%       (1.66)%
Portfolio turnover rate       43.61%        44.84%        40.19%        33.40%        36.40%

(1) Per share data is for a share outstanding throughout the year.
(2) The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 6).

                     See notes to the financial statements.

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 2001

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income and Excise Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

  c) Distributions to Shareholders - Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from their characterization in accordance with GAAP. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund hereby designates $1,211,175 as a long-term capital gain dividend for the purpose of the dividends paid deduction (unaudited).

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 2001
2. SIGNIFICANT ACCOUNTING POLICIES (continued)

  d) Other - Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the Fund's average daily net assets, the Adviser will reimburse the Fund for the amount of such excess.

4. DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Fund. The Fund paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 2000 to September 30, 2001, the Fund paid $69,455 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 2000 to September 30, 2001, were $24,002,926 and $26,605,708, respectively. For the period from October 1, 2000 to September 30, 2001, the Fund paid $143,397 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $50,381,272, were as follows:

         Appreciation...................... $12,011,491
         Depreciation......................  (3,754,042)
                                            -----------
         Net appreciation on investments... $ 8,257,449
                                            ===========

                       KEELEY Small Cap Value Fund, Inc.
                       NOTES TO THE FINANCIAL STATEMENTS
                               September 30, 2001

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase as follows:

                             Sales Charge       Sales Charge     Dealer Reallowance
   Amount of Single         as a Percentage  as a Percentage of  as a Percentage of
   Transaction             of Offering Price Net Amount Invested   Offering Price
   ----------------        ----------------- ------------------- ------------------
   Less than $50,000             4.50%              4.71%               4.00%
   $50,000 but less than
    $100,000                     4.00%              4.17%               3.50%
   $100,000 but less than
    $250,000                     3.00%              3.09%               2.50%
   $250,000 but less than
    $500,000                     2.50%              2.56%               2.00%
   $500,000 and over             2.00%              2.04%               1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2000 to September 30, 2001, the Fund was advised that the Distributor received $46,198 of sales charges. Sales charges are not an expense of the Fund and are not reflected in the financial statements of the Fund.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

7.RECENT FINANCIAL REPORTING PRONOUNCEMENT

    In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supercedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guide's provisions for the year ending September 30, 2002, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

                       Report of Independent Accountants

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

[LOGO]

Milwaukee, Wisconsin
October 19, 2001

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                                   Custodian
                          FIRSTAR BANK MILWAUKEE, N.A.
                              Milwaukee, Wisconsin
                                  800-338-1579

                  Transfer Agent and Dividend Disbursing Agent
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                              Milwaukee, Wisconsin

                                    Counsel
                          MICHAEL BEST & FRIEDRICH LLC
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY Small Cap Value Fund, Inc.




                                Annual Report

                              September 30, 2001